Deferred Revenue, current	6 Months Ended
Jun. 30, 2015
Deferred Revenue, current [Abstract]
Deferred Revenue, current

6.       Deferred Revenue, Current

The amounts presented as deferred revenue, current in the accompanying consolidated balance sheets as of June 30, 2015 and December 31, 2014 reflect (a) cash received prior to the balance sheet date for which all criteria to recognize as revenue have not been met, (b) deferred revenue resulting from free quantities of lubricants provided to the vessels as a benefit from the suppliers for entering into long-term contracts with them. Deferred revenue under (b) above is amortized to Operating expenses according to the terms of the respective contracts. For the six months ended June 30, 2015 and 2014, amortization of the deferred revenue from free lubricants amounted to $50 and $50, respectively.

	June 30, 2015	December 31, 2014
Hires collected in advance	$675	$441
Deferred revenue from lubricants	-	50
Deferred Revenue, current	$675	$491